                                                                    EXHIBIT 99.2

                            STOCK PURCHASE AGREEMENT


                                  by and among

                      Fortress Registered Investment Trust

                                      and

                       Brookdale Living Communities, Inc.

                                      and

                               Michael W. Reschke

                             The Prime Group, Inc.

                              Prime Group II, L.P.

                              Prime Group VI, L.P.

                                      and

                                   PGLP, Inc.


                                  dated as of

                                 April 20, 2000

                            STOCK PURCHASE AGREEMENT
                            ------------------------


          This Stock Purchase Agreement (this "Agreement") is made and entered into as of this 20th day of April, 2000, by and among Fortress Registered Investment Trust (the "Purchaser"), Brookdale Living Communities, Inc. (the "Company"), Mr. Michael W. Reschke ("Reschke"), PGLP, Inc. ("PGLP"), The Prime Group, Inc. and the other parties signatory hereto (The Prime Group, Inc., Prime Group II, L.P. and Prime Group VI, L.P., individually a "Stockholder," and collectively, "Stockholders"; together with Reschke and PGLP, collectively, the "Seller").

                              W I T N E S S E T H:

          WHEREAS, the Stockholders are the owners, beneficially and of record, of 3,929,350 shares (the "Shares"), in aggregate, constituting (i) 3,916,850 shares, which are not subject to any outstanding rights or agreements granted or entered into by or binding upon the Seller (the "Prime Shares") and (ii) 12,500 shares, which are subject to an option to purchase in favor of Blackacre Bridge Capital, LLC on the terms summarized in Exhibit A ("Blackacre Shares"; such option the "Blackacre Option"), of the common stock, par value $0.01 per share (the "Common Stock"), of the Company, as more specifically set forth in Exhibit A attached hereto; and

          WHEREAS, the Seller desires to sell, assign and convey to the Purchaser, the Shares, and the Purchaser desires to purchase, acquire and accept such Shares from the Seller on and subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the respective representations and warranties hereinafter set forth and of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiently of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

          1.  Sale and Purchase.  On and subject to the terms and conditions
              -----------------
contained herein, the Seller hereby agrees to sell, transfer, assign, convey and deliver to the Purchaser, and the Purchaser hereby agrees to purchase, acquire and accept from the Seller, (i) all of the Seller's right, title and interest in and to the Shares, free and clear of any liens, pledges, security interests, claims or encumbrance of any kind, and (ii) all rights of Seller under the Registration Rights Agreement dated as of May 7, 1997, as amended (the "Registration Rights Agreement") by and among the Company and the Seller, Reschke shall exercise options for 50,000 shares of the Common Stock ("Reschke Option Shares"), which are vested and exercisable as of the date hereof, and sell all such Reschke Option Shares to the Purchaser at the Closing (as defined below) for Fifteen Dollars ($15) per share. If Reschke is permitted to exercise options for 25,000 shares of the Common Stock, which will vest on May 7, 2000 (the "Non-Vested Options"), Reschke shall exercise such Non-Vested Options and sell all such shares to the Purchaser for Fifteen Dollars ($15) per share.

          2.   Purchase Price.  The purchase price for the Prime Shares (the
               --------------
"Purchase Price") shall be Fifteen Dollars ($15) per share (the "Purchase Price"). The purchase price of the Blackacre Shares shall be Twelve Dollars ($12) per share, provided, however, that, if the Blackacre Option expires without having been exercised on or prior to May 7, 2000 (the "Expiration Date"), the Purchaser shall pay to the Seller $37,500 (the "Option Supplement") as promptly as possible, but in any case no later than the 10th business day after the Expiration Date. Within two business days from the date hereof, the Purchaser shall deliver to the Seller via wire transfer of immediately available funds to an account (or accounts) designated by the Seller the amount of $1,000,000 as partial payment of the Purchase Price for the Prime Shares (the "Deposit"); provided, however, that the Deposit shall be immediately returned or otherwise refunded to an account (or accounts) designated by the Purchaser by wire-transfer of immediately available funds, if this Agreement shall be terminated for any reason other than the Purchaser's breach of material agreements contained herein. On the date of the Closing, the Purchaser shall deliver to the Seller via wire transfer of immediately available funds to an account (or accounts) designated by the Seller the amount of (i) $57,752,750 (full payment of the Purchase Price for the Prime Shares minus the Deposit),
(ii) if the Blackacre Option shall not have been exercised, $150,000 as full payment of the purchase price for the Blackacre Shares, subject to the subsequent payment of the Option Supplement for such Blackacre Shares; (iii) $750,000 for the Reschke Option Shares; plus (iv) $375,000 for the shares issued pursuant to the Non-Vested Options, as the case may be.

          3.   Closing.  On and subject to the terms and conditions set forth
               -------
herein, the sale and transfer of the Shares by the Seller to the Purchaser (the "Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois at 10:00 a.m., on the later of (i) the eleventh business day from the date hereof or (ii) the first business day following the satisfaction and/or waiver of all conditions to effect the Closing set forth in Section 6 below, but in no event later than the later of (x) May 18, 2000 or (y) the business day after the date of expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") (the "Closing Date"), unless another date or place is agreed in writing by each of the parties hereto. At the Closing, each Stockholder shall deliver to the Purchaser (i) stock certificates representing the number of Shares set opposite such Stockholder's name on Exhibit A attached hereto, each such certificate to be duly and validly endorsed in favor of the Purchaser or accompanied by a separate stock power duly and validly executed by such Stockholder and otherwise sufficient to vest in the Purchaser good and marketable title to such Shares; (ii) an assignment of all right, title and interest of Seller under the Registration Rights Agreement; and (iii) all other previously undelivered documents required to be delivered by the Seller to the Purchaser at or prior to the Closing in connection with this Agreement.

          4.   Representations and Warranties of Seller and Company.  The Seller
               ----------------------------------------------------
hereby, jointly and severally, and the Company, severally, as to Sections 4.1,
4.2 and 4.3 and only with respect to itself, represents and warrants to, and agrees with, the other parties hereto as follows:

          4.1   Organization and Good Standing.  Each of PGLP and the
                ------------------------------
Stockholders and the Company is an entity duly organized, validly existing and in good standing under the applicable laws of the State of Delaware, in the case of the Company, and the State of Illinois, in the case of the others.

          4.2   Authorization; Validity of Agreement.  This Agreement has been
                ------------------------------------
duly authorized, executed and delivered by the Company and each Seller, and constitutes a legal, valid and binding obligation against the Company and each Seller in accordance with its terms.

          4.3   No Conflict.  None of the execution or delivery of this
                -----------
Agreement, or the consummation of the transactions contemplated hereby, will result in a breach, violation or default of, or give rise to an event which with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of, or will require any consent, approval or notice under, any of the terms or provisions of any constitutive documents of the Company, PGLP, or any Stockholder, or of any note, bond, indenture, mortgage, deed of trust, loan agreement or other material contract, agreement, instrument, restriction or arrangement to which the Company or any Seller is a party or by which the Company or such Seller or any of its assets may be bound or affected, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Seller, except for any necessary filing under the HSR Act and the Securities Exchange Act of 1934 (the "Exchange Act").

          4.4  Ownership of Shares.  The Shares are owned by the Seller free and
               -------------------
clear of all liens, pledges, security interests, claims or encumbrances of any kind, except as specified in Exhibit A attached hereto. Each Stockholder owns such number of shares of the Common Stock as specified in Exhibit A attached hereto. The Shares have been duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding rights or agreements granted or entered into by or binding upon the Seller with respect to any of the Shares except the Stockholders Agreement (as defined below). Delivery of the Shares at the Closing together with necessary stock powers will give the Purchaser good title to the Shares, free of any liens, pledges, security interests, claims or encumbrances of any kind whatsoever.

          5.   Representations and Warranties of Purchaser. The Purchaser hereby
               -------------------------------------------
represents and warrants to, and agrees with, the Seller as follows:

          5.1  Organization and Good Standing.  The Purchaser is a business
               ------------------------------
trust duly formed, validly existing and in good standing under the laws of the State of Delaware.

          5.2  Authorization; Validity of Agreement.  This Agreement has been
               ------------------------------------
duly authorized, executed and delivered by the Purchaser, and constitutes a legal, valid and binding obligation against the Purchaser in accordance with its terms.

          5.3  No Conflict.  None of the execution and delivery of this
               -----------
Agreement, and the consummation of the transactions contemplated hereby, will result in a breach, violation or default of, or give rise to an event which with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of, or will require any consent, approval or notice under, any of the terms or provisions of the Purchaser's Declaration of Trust or By-laws, or of any note, bond, indenture, mortgage, deed of trust, loan agreement or other material contract, agreement, instrument, restriction or arrangement to which the Purchaser is a party or by which the Purchaser or any of its assets may be bound or affected, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Purchaser, except for any necessary filing under the HSR Act and the Exchange Act.

          5.4  Investment Representation.  The Purchaser is acquiring the Shares
               -------------------------
for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser understands and acknowledges that the sale by the Seller to the Purchaser of the Prime Shares, the Blackacre Shares, the Reschke Option Shares, and the shares issued pursuant to Non-Vested Options has not been, and will not be, registered under the Securities Act or any other applicable securities law and, unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to or exemption therefrom or in a transaction not subject thereto.

          6.   Conditions to Effect the Closing.  The respective obligation of
               --------------------------------
each party to effect the Closing shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions (except that Section 6.6 shall be a condition to closing by the Purchaser only):

               6.1  Statutes; Court Orders.  No statute, rule or regulation
                    ----------------------
shall have been enacted or promulgated by any governmental authority which prohibits the consummation of the Closing; and there shall be no order or injunction of a court of competent jurisdiction in effect precluding consummation of the Closing;

               6.2  HSR Approval.  The applicable waiting period under the HSR
                    ------------
Act shall have expired or been terminated;

               6.3  Representations and Warranties.  The representations and
                    ------------------------------
warranties of the other party or parties set forth in Sections 4 or 5, respectively, shall be true in all material respects on the date of this Agreement and as of the Closing.

               6.4  Approval of the Board. The Board of the Directors of the
                    ---------------------
Company (or the appropriate committee thereof) shall have approved (i) the Purchaser (or any person controlling, controlled by or under common control with Purchaser, including any person of which the Purchaser owns at least 50% of the ownership interest) becoming an interested stockholder for purposes of Section 203 of the General Corporation Law of the State of Delaware, and (ii) the Company's entrance into a standstill agreement (the "Standstill Agreement"), substantially in the form attached hereto as Exhibit B.

               6.5  Stockholders Agreement; Registration Rights Agreement.  The
                    -----------------------------------------------------
Stockholders Agreement by and among the Company, the Stockholders and Health Partners, dated May 14, 1999 (the "Stockholders Agreement"), shall have been amended so that the Purchaser shall be deemed to be "Prime Holders" for purposes of the Stockholders Agreement, and otherwise the Stockholders Agreement shall be in effect as if "Prime Holders" continued to be a party to the Agreement; and the Purchaser agrees to be bound by the terms of the Stockholders Agreement pursuant to Section 4.1 thereof. Notwithstanding the foregoing, it is understood by the parties that nothing in the Stockholders Agreement shall affect the obligations of the Purchaser pursuant to the Standstill Agreement. The Company shall have consented to the assignment to the Purchaser of all right, title and interest the Seller has under the Registration Rights Agreement.

               6.6  Board of Directors.  Reschke shall have resigned, and two
                    ------------------
designees of the Purchaser shall have been elected, as directors of the Company to fill the vacancy resulting from Reschke's resignation and to fill the current vacancy in the Board.

          7.   Acknowledgments and Agreements of the Parties.
               ---------------------------------------------

               (1) The Seller hereby agrees that, except as set forth herein, it will not convert, retire, sell, hypothecate or otherwise transfer any rights relating to the Shares or the Blackacre Shares, including, but not limited to, stock options, without the prior written consent of the Purchaser.

               (2) The parties hereby agree to take promptly all actions necessary to make the filings required of them or any of their affiliates under the HSR Act. Concurrently with the filing of notifications under the HSR Act or as soon thereafter as practicable, the Seller, the Purchaser and the Company shall each request early termination of the HSR Act waiting period.

               (3) The Seller shall use its best efforts to obtain the release of any liens on, or any restriction on the sale of, the Prime Shares at or prior to the Closing, including using the proceeds of the Sale to repay any indebtedness secured by the applicable Prime Shares subject to such lien or restriction.

          8.  Survival; Indemnification.
              -------------------------

               8.1  Survival; Remedy for Breach.  The covenants, agreements,
                    ---------------------------
representations, warranties and indemnities of the parties hereto contained herein or in any certificate or other writing attached hereto, or required by the terms hereof to be delivered by the Purchaser or the Seller, shall survive the Closing.

               8.2  Indemnification by Seller.
                    -------------------------

               (1) Each of Reschke, PGLP and the Stockholders hereby jointly and severally indemnify the Purchaser, its shareholders, officers, directors and affiliates (collectively, the "Indemnified Parties") against and agree to hold each of them harmless from any and all damage, loss, liability, expense (including, without limitation, reasonable out-of-pocket expenses of investigation and attorneys' fees and expenses in connection with any action, suit or proceeding brought against or involving any Indemnified Parties) and costs (collectively, "Purchaser Indemnified Amounts") incurred or suffered by any Indemnified Parties arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by the Seller pursuant to this Agreement.

               (2) The agreements and indemnities of the Seller contained herein shall be cumulative, except that an Indemnified Party shall not recover more than once for the same Purchaser Indemnified Amount.

               (3) The Indemnified Parties agree to give notice to the Seller promptly after learning of the assertion of any claim, or the commencement of any suit, action or proceeding, in respect of which indemnity may be sought hereunder; provided, however, that the failure of any Indemnified Party to give
           --------  -------
such notice shall not constitute a waiver of its rights hereunder in respect of the claim, suit, action or proceeding with respect to which such notice was required to have been given hereunder.

               (4) The Seller shall not be liable under this Section 8.2 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder. No investigation by the Purchaser at or prior to the Closing shall relieve the Seller of any liability hereunder.

               (5) The amount required to be paid to an Indemnified Party by the Seller for any Purchaser Indemnified Amounts hereunder shall be paid not later than thirty (30) days after receipt by the Seller of written notice from an Indemnified Party stating that such Purchaser Indemnified Amounts have been incurred and the amount thereof and of the related indemnity payment.

               8.3  Indemnification by the Purchaser.
                    --------------------------------

              (1) The Purchaser hereby indemnifies the Seller, its shareholders, officers, directors and affiliates (collectively, the "Seller Indemnified Parties") against and agrees to hold each of them harmless from any and all damages, loss, liability, expense (including, without limitation, reasonable out-of-pocket expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding brought against or involving the Seller) and costs (collectively, "Seller Indemnified Amounts") incurred or suffered by any of the Seller Indemnified Parties arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by the Purchaser pursuant to this Agreement.

               (2) The agreements and indemnities of the Purchaser contained herein shall be cumulative, except that any of the Seller Indemnified Parties shall not recover more than once for the same Seller Indemnified Amount.

               (3) The Seller Indemnified Parties agree to give notice to the Purchaser promptly after learning of the assertion of any claim, or the commencement of any suit, action or proceeding, in respect of which indemnity may be sought hereunder, provided, however, that the failure of any of the
                         --------  -------
Seller Indemnified Parties to give such notice shall not constitute a waiver of its rights hereunder in respect of the claim, suit, action or proceeding with respect to which such notice was required to have been given hereunder.

               (4) The Purchaser shall not be liable under this Section 8.3 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought.

               (5) The amount required to be paid to any of the Seller Indemnified Parties by the Purchaser for any Seller Indemnified Amounts hereunder shall be paid not later than thirty (30) days after receipt by the Purchaser of written notice from such party, stating that such Seller Indemnified Amounts have been incurred and the amount thereof and of the related indemnity payment.

          9.  Notices.  Any notices or other communications required or
              -------
permitted hereunder shall be sufficiently given if sent by facsimile transmission and confirmed by registered or certified mail, postage prepaid, addressed as follows:

          If to the Purchaser:

               c/o Fortress Investment Group LLC
               1301 Avenue of the Americas
               42nd Floor
               New York, New York 10019
               Attention: Randal Nardone
               Facsimile No.: (212)798-6133

          Copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               Four Times Square
               New York, New York 10036-6522
               Attention: Edmund C. Duffy, Esq.
               Facsimile No.: (212)735-2000

          If to Reschke/PGLP/Stockholders:

               c/o The Prime Group, Inc.
               77 West Wacker Drive, Suite 4200
               Chicago, Illinois 60601
               Attention: Michael W. Reschke
               Facsimile No.: (312) 917-1511

          Copy to:

               c/o The Prime Group, Inc.
               77 West Wacker Drive, Suite 4200
               Chicago, Illinois 60601
               Attention: Robert J. Rudnik, Esq.
               Facsimile No.: (312) 917-8442


          and to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601
               Attention: Wayne D. Boberg, Esq.
               Facsimile No.: (312) 558-5700

          If to the Company:

               Brookdale Living Communities, Inc.
               330 North Wabash, Suite 1400
               Chicago, Illinois 60611
               Attention: Mark J. Schulte
               Facsimile No.: (312) 977-3699

          Copy to:

               Brookdale Living Communities, Inc.
               330 North Wabash, Suite 1400
               Chicago, Illinois 60611
               Attention: Robert J. Rudnik
               Facsimile No.: (312) 977-3769

          and to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601
               Attention: Wayne D. Boberg, Esq.
               Facsimile No.: (312) 558-5700

or to such other addresses as shall be furnished by like notice by such party. Any such notice or communication given by mail shall be effective upon receipt thereof.

               10.  Further Assurances.  The Seller agrees that, at any time
                    ------------------
after the date hereof, upon the request of the Purchaser, it will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acknowledgments, deeds, assignments, bills of sale, transfers, conveyances, instruments, consents and assurances as may reasonably be required for the better assuring and confirming to the Purchaser, its successors and assigns, absolute ownership to the Shares to be sold to the Purchaser hereunder.

               11.  Entire Agreement; Modification. This Agreement (i)
                    ------------------------------
constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. This Agreement may not be modified or amended except by an instrument in writing duly signed by or on behalf of the parties hereto and dated on or subsequent to the date hereof.

               12.  Termination. This Agreement may be terminated or abandoned
                    -----------
at any time prior to the Closing Date:

          (i)  by the mutual written consent of the Purchaser and the Seller; or

          (ii) by the non-breaching party, if the Seller or the Purchaser shall have breached in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach cannot be or has not been cured within 15 days after the giving of written notice by the non-breaching party, specifying such breach.

Notwithstanding the foregoing, the Agreement shall be terminated by either party if the Closing shall not have taken place by the later of (i) May 18, 2000, or
(ii) one business day following expiration or termination of the applicable waiting period under HSR, unless the parties agree otherwise.

          13.  Governing Law.  This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within the State.

          14.  Binding Effect; Assignment.  This Agreement shall be binding upon
               --------------------------
the parties hereto and shall not be assigned without the written consent of the other parties, provided, however, that the Purchaser may assign this Agreement to any persons directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Purchaser or any entity 50% or more of the equity interest of which is owned by Purchaser, without the consent of the other parties, only if such assignee agrees in writing to be bound to the Standstill Agreement and this Agreement.

          15.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          16.  Paragraph Headings.  The paragraph headings in this Agreement are
               ------------------
for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

          17.  Transaction Expenses.  Notwithstanding anything else to this
               --------------------
Agreement to the contrary, the parties hereto shall each be responsible for the payment of any and all of its or his own expenses, including, without limitation, the fees and expenses of counsel, accountants and other advisers, arising out of or relating directly or indirectly to the transactions contemplated by this Agreement, whether or not such transactions are consummated in whole or in part.

          18.  Severability.  If any provision of this Agreement is invalid,
               ------------
illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

          19.  Waiver.  The waiver of one breach or default hereunder shall not
               ------
constitute the waiver of any other or subsequent breach or default.

          20.  No Agency.  This Agreement shall not constitute any party the
               ---------
legal representative or agent of the other, nor shall any party have the right or authority to assume, create, or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.

          21.  Adjustment upon Changes in Capitalization.   In the case of any
               -----------------------------------------
changes affecting the Company's capitalization, including, but not limited to, stock dividends, cash dividends in excess of normal quarterly cash dividends consistent with past practice, stock splits, recapitalization and the like, the number of the Shares, the Purchase Price and any other items affected by such change shall be appropriately adjusted.

                            [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto duly executed this Agreement the day and date first above written.

                         THE PURCHASER:

                         Fortress Registered Investment Trust



                         By:/s/ Randal Nardone
                            --------------------
                            Name: Randal Nardone
                            Title: Chief Operating Officer

                         THE COMPANY:

                         Brookdale Living Communities, Inc.


                         By:/s/ Mark J. Schulte
                            --------------------
                            Name: Mark J. Schulte
                            Title: President and Chief Executive Officer


                         THE PARTIES CONSTITUTING THE SELLER:


                         /s/ Michael W. Reschke
                         -----------------------
                         Michael W. Reschke

                         The Prime Group, Inc.


                         By:/s/ Michael W. Reschke
                            -----------------------
                            Name: Michael W. Reschke
                            Title: President

                         Prime Group II, L.P.

                         By: PGLP, Inc., Managing General Partner

                            /s/ Michael W. Reschke
                         By:__________________________
                             Name: Michael W. Reschke
                             Title: President

                         Prime Group VI, L.P.

                         By: PGLP, Inc., Managing General Partner


                            /s/ Michael W. Reschke
                         By:__________________________
                             Name: Michael W. Reschke
                             Title: President

                         PGLP, Inc.


                            /s/ Michael W. Reschke
                         By:__________________________
                             Name: Michael W. Reschke
                             Title: President

                                   EXHIBIT A



Name of Stockholder(1)                     Number of Shares Owned
----------------------                     ----------------------

The Prime Group, Inc.                                 31,784(2)

Prime Group II, L.P.                                 320,633(3)

Prime Group VI, L.P.                               3,576,933(4)
---------------------------------------------------------------
Total                                              3,929,350(5)

___________________________

(1) Michael W. Reschke has the ability to control The Prime Group, Inc. and PGLP, Inc., which is the managing general partner of Prime Group II, L.P. and Prime Group VI, L.P.

(2) 12,500 shares are subject to an option, by which Blackacre Bridge Capital LLC may purchase such shares at a price of $12 per share.

(3) The Shares owned by Prime Group II, L.P. are pledged to Kemper Investors Life Insurance Company, which pledge shall be released on or prior to the Closing.

(4) The shares owned by Prime Group VI, L.P. are pledged to LaSalle Bank National Association, which pledge shall be released on or prior to the closing. Subject to a no sale agreement in favor of FBR Assets Investment Corporation, which shall be waived at the closing.

(5) All of the shares are subject to the terms of the Stockholders Agreements, dated as of May 14, 1999, among the Company, the Stockholders and Health Partners.

                                                                       EXHIBIT B

                              STANDSTILL AGREEMENT
                              --------------------


          THIS STANDSTILL AGREEMENT (this "Standstill Agreement") dated as of April 20, 2000, is entered into by and between Brookdale Living Communities, Inc., a Delaware corporation (including its successors, the "Company"), and Fortress Registered Investment Trust, a Delaware business trust (the "Purchaser").

          WHEREAS, the Purchaser wishes to acquire all of the common stock, $0.01 par value, of the Corporation (the "Common Stock") currently owned (including shares subject to currently outstanding options) by The Prime Group, Inc. certain of its affiliates and Mr. Michael W. Reschke (collectively, the "Seller") as set forth in Exhibit A (the "Prime Shares") pursuant to the Stock Purchase Agreement by and among the Company, the Seller, and the Purchaser (the "Stock Purchase Agreement");

          WHEREAS, the Board of Directors of the Company approved the Purchaser becoming an interested stockholder for purposes of Section 203 of the General Corporation Law of the State of Delaware so as to eliminate any restriction under such Section 203 on a subsequent business combination involving the Corporation and the Purchaser (the "Section 203 Approval");

          WHEREAS, as a condition to the Section 203 Approval, the Board of Directors of the Company has required the Purchaser to execute this Agreement on and subject to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the respective representations and warranties hereinafter set forth and of the mutual covenants and agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:


          Section 1.  Standstill.  (a)  For a period commencing upon the date of
                      ----------
this Agreement and ending on May 14, 2002 (the "Expiration Day"), neither the Purchaser, any persons controlling the Purchaser (the "Controlling Person"), nor any of their affiliates shall (nor shall the Controlling Person permit the Purchaser to), without the prior written consent of the Company (without counting as a director for such purpose any director designated by the Purchaser or the Controlling Person), directly or indirectly:

     (i) purchase, offer to purchase, agree to acquire or otherwise acquire Beneficial Ownership (as defined below) of additional Common Stock or any equivalents to the Common Stock (the "Common Stock Equivalents"), except pursuant to the Stock Purchase Agreement;

     (ii) except as required by law, propose to enter into, or announce or disclose any intention to propose to enter into, directly or indirectly, any merger or business combination involving the Company of any of its subsidiaries or to purchase, directly or indirectly, all or substantially all of the assets of the Company and its subsidiaries, taken as a whole;

     (iii) request the Company (or its directors, officers, employees or agents), directly or indirectly, to take any action which would require the Company to make a public announcement regarding the possibility of (A) a business combination or merger involving the Company or any of its subsidiaries, on the one hand, or Purchaser or any Controlling Person, or any affiliate, on the other hand, or (B) the sale to the Purchaser or any Controlling Person, or any affiliate thereof of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole;

     (iv) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to vote, or seek to advise or influence any person with respect to the voting of, any Common Stock, or become a "participant" in any "election contest" (as such terms are used or defined in Regulation 14A of the Exchange Act);

     (v) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise act in concert with any person for the purpose of circumventing the provisions of this Agreement;

     (vi) nominate a slate of directors or seek to change the size of the Board of Directors of the Company together or in connection with any other person or group; or

     (vii) challenge the legality of the foregoing restrictions; provided that after July 5, 2000 the Purchaser or any of its affiliates may commence a cash tender offer for not less than all shares of Common Stock not owned by it for a price equal to the greater of $15 per share or the price paid to the Seller pursuant to the Stock Purchase Agreement and may acquire all shares tendered pursuant thereto (it being understood that the foregoing restrictions shall not prohibit or limit the Purchaser from taking any appropriate action to disclose its intentions or seeking the support of the Board of Directors of the Company with respect to such tender offer), and, if the Purchaser shall thereafter Beneficially Own a majority (not including for such purposes shares owned by or acquired from Cap Z (as hereinafter defined)) of the Common Stock, the foregoing restrictions shall no longer be applicable. Notwithstanding the foregoing, for the purposes of calculating the number of shares of Common Stock and/or Common Stock Equivalents Beneficially Owned by the Purchaser, the Controlling Person and their affiliates, there shall be excluded from such calculation any shares owned by any institution which is controlled by the Controlling Person as part of such institution's investment portfolio (and not owned for the purpose of affecting control of the Company). For purposes of this Agreement, "Beneficially Own" or "Beneficial Ownership" means beneficial ownership determined in accordance with Rule 13d-3 promulgated under the Exchange Act, and "Fully Diluted Common Stock" means all outstanding shares of Common Stock and all shares of Common Stock issuable upon the conversion or exchange of all then outstanding Common Stock Equivalents.

          (b) The provisions of this Section 1 shall terminate prior to the Expiration Day, and the Purchaser, the Controlling Person or any of their affiliates shall be free to acquire Common Stock and/or Common Stock Equivalents without regard to the Standstill, at and following the earliest time that (A) any person other than the Purchaser, the Controlling Person, Health Partners, Capital Z Partners, Ltd. (the ultimate general partner of Health Partners, hereinafter "Cap Z") or any of their affiliates (and other than a person acting in concert with any of the foregoing) acquires Beneficial Ownership of Common Stock and/or Common Stock Equivalents representing, together with any Common Stock and/or Common Stock Equivalents already Beneficially Owned by such person and its affiliates, at least 20% of the total Fully-Diluted Common Stock, (B) any person other than the Purchaser, the Controlling Person or any of their affiliates notifies in writing the Company or its Board of Directors or publicly announces that it has acquired or has offered to acquire (including but not limited to any offer to acquire by means of a tender offer) Beneficial Ownership of Common Stock and/or Common Stock Equivalents representing, together with any Common Stock and/or Common Stock Equivalents already Beneficially Owned (as determined in accordance with Rule l3d-3 promulgated under the Exchange Act) by such person and its affiliates, at least 20% of the total Fully-Diluted Common Stock, (C) any person commences (or publicly announces its intention to commence) a proxy contest pursuant to which such person seeks to defeat or otherwise challenge the election of the designees of the Purchaser as directors of the Company, (D) the restrictions set forth in Article 2 "Health Partners Standstill" of the Stockholder Agreement, dated May 14, 1999, shall be amended, modified, waived, or otherwise terminated without the prior written consent of the Purchaser or (E) the Stock Purchase Agreement shall have terminated without the Purchaser or any assignee thereof having acquired shares of Common Stock pursuant thereto.

          Section 2.  Representations and Warranties of the Company.  The
                      ---------------------------------------------
Company hereby represents and warrants to, and agrees with, the Purchaser as follows:

                  2.1  Organization and Good Standing. The Company is a
                       ------------------------------
corporation duly formed, validly existing and in good standing under the laws of the State of Delaware.

                  2.2  Authorization; Validity of Agreement. This Agreement has
                       ------------------------------------
been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding obligations enforceable against the Company in accordance with its terms.

                  2.3  No Conflict.  None of the execution and delivery of this
                       -----------
Agreement, and the consummation of the transaction contemplated hereby, will result in a breach, violation or default of, or give rise to an event which with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of, or will require any consent, approval or notice under, any of the terms or provisions of the Company's Certificate of Incorporation or By-laws, or of any material note, bond, indenture, mortgage, deed of trust, loan agreement or other material contract, agreement, instrument, restriction, or arrangement to which the Company is a party or by which the Company or any of its assets may be bound or affected, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company.

                  2.4  Approval of the Board. The Board of the Directors of the
                       ---------------------
Company have approved the Purchaser (or any person controlling, controlled by or under common control with Purchaser, including any person of which the Purchaser owns, directly or indirectly, at least 50% of the ownership interest) becoming an interested stockholder for purposes of Section 203 of the General Corporation Law of the State of Delaware.

          Section 3.  Representations and Warranties of the Purchaser.  The
                      -----------------------------------------------
Purchaser hereby represents and warrants to, and agrees with, the Company as follows:

                  3.1  Organization and Good Standing. The Purchaser is a
                       ------------------------------
business trust duly formed, validly existing and in good standing under the laws of the State of Delaware.

                  3.2  Authorization; Validity of Agreement. This Agreement has
                       ------------------------------------
been duly authorized, executed and delivered by the Purchaser, and constitutes a legal, valid and binding obligation against the Purchaser in accordance with its terms.

                  3.3  No Conflict.  None of the execution and delivery of this
                       -----------
Agreement, and the consummation of the transaction contemplated hereby, will result in a breach, violation or default of, or give rise to an event which with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of, or will require any consent, approval or notice under, any of the terms or provisions of the Declaration of Trust and By-laws of the Purchaser, or of any note, bond, indenture, mortgage, deed of trust, loan agreement or other contract, agreement, instrument, restriction, or arrangement to which the Purchaser is a party or by which the Purchaser or any of its assets may be bound or affected, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Purchaser.

          Section 4.  Entire Agreement; Modification.  This Agreement (i)
                      ------------------------------
constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. This Agreement may not be modified or amended except by an instrument in writing duly signed by or on behalf of the parties hereto and dated on or subsequent to the date hereof.

          Section 5.  Governing Law.  This Agreement shall be governed by and
                      -------------
construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within the State.

          Section 6.  Binding Effect.  This Agreement shall be binding upon the
                      --------------
parties and inure to the benefits of the successors and assigns of the respective parties hereto.

          Section 7.  Counterparts.  This Agreement may be executed
                      ------------
simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          Section 8.  Paragraph Headings.  The paragraph headings in this
                      ------------------
Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

          Section 9.  Transaction Expenses.  Notwithstanding anything else in
                      --------------------
this Agreement to the contrary, the parties hereto shall each by responsible for the payment of any and all of its or his own expenses, including, without limitation, the fees and expenses of counsel, accountants and other advisers, arising out of or relating directly or indirectly to the transactions contemplated by this Agreement, whether or not such transactions are consummated in whole or in part.

          Section 10.  Severability.  If any provision of this Agreement is
                       ------------
invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

          Section 11.  Waiver.  The waiver of one breach or default hereunder
                       ------
shall not constitute the waiver of any other or subsequent breach or default.

          Section 12.  No Agency.  This Agreement shall not constitute any party
                       ---------
the legal representative or agent of the other, nor shall any party have the right or authority to assume, create, or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.

          Section 13.  Adjustment upon Changes in Capitalization.   In the case
                       -----------------------------------------
of any changes affecting the Company's capitalization, including, but not limited to, stock dividends, cash dividends in excess of normal quarterly cash dividends consistent with past practice, stock splits, recapitalization and the like, the number of shares and any other items affected by such change shall be appropriately adjusted.

          Section 14.  Interpretation.  The words "hereof", "herein" and
                       --------------
"herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". The words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa. As used in this Agreement, the term "affiliate(s)" shall have the meaning set forth in Rule l2b-2 of the Exchange Act. As used in this Agreement, the term "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

          IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                         FORTRESS REGISTERED
                         INVESTMENT TRUST



                         By:__________________________
                            Name:
                            Title:


                         BROOKDALE LIVING
                         COMMUNITIES, INC.


                         By:__________________________
                            Name:
                            Title: